UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2008

Argon ST, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia	22033

_________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code:	703-322-0881

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2008, Argon ST, Inc. (the "Company") reported its results for the fiscal quarter end ended December 30, 2007. The Company's press release, dated February 7, 2008, is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.
(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argon ST, Inc.

February 7, 2008	By:	/s/ Aaron N. Daniels
		Name:	Aaron N. Daniels
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 7, 2008, issued by Argon ST, Inc.